Background	12 Months Ended
Sep. 30, 2014
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Background
NOTE 1 — BACKGROUND
Post Holdings, Inc. (“Post” or the “Company”) is a consumer packaged goods holding company operating in the center-of-the-store, refrigerated, active nutrition and private label food categories. The Company’s products are sold through a variety of channels such as grocery, club and drug stores, mass merchandisers, foodservice, ingredient and via the Internet. Effective October 1, 2014, Post operates in three reportable segments: Consumer Brands, Michael Foods Group and Private Label. Prior to that date, Post operated in five reportable segments; prior period information has been recast to conform with the new presentation (see Note 21). The Consumer Brands segment manufactures and distributes Post Foods branded ready-to-eat (“RTE”) cereal and markets and distributes high protein shakes, bars and powders as well as nutritional supplements. The Consumer Brands segment is comprised of the Post branded RTE cereal business and the businesses of Premier Nutrition Corporation (“PNC”), which was acquired in September 2013, and Dymatize Enterprises, LLC (“Dymatize”), which was acquired in February 2014. The Michael Foods Group segment manufactures and distributes egg products, refrigerated potato products and dry pasta and also distributes cheese and other dairy case products to the retail and food ingredient channels. The Michael Foods Group segment is comprised of MFI Holding Corporation (“Michael Foods”) acquired in June 2014 and Dakota Growers Pasta Company, Inc. (“Dakota Growers”) which was acquired in January 2014. The Private Label segment manufactures peanut butter and other nut butters, dried fruits, baking and snacking nuts and premium natural and organic cereals servicing the private label retail, foodservice and ingredient channels. The Private Label segment consists of Golden Boy Foods Ltd. (“Golden Boy”), which was acquired in February 2014 and the businesses of Attune Foods, Inc. (“Attune”), which combines the acquisition of substantially all of the assets of Attune Foods, Inc. in December 2012, with the acquisition of certain assets of the Hearthside Food Solutions private label and branded businesses, acquired in May 2013.
On February 3, 2012, Post completed its legal separation from Ralcorp Holdings, Inc. (“Ralcorp”) via a tax free spin-off (the “Spin-Off”). In the Spin-Off, Ralcorp shareholders of record on January 30, 2012, the record date for the distribution, received one share of Post common stock for every two shares of Ralcorp common stock held; additionally Ralcorp retained approximately 6.8 million unregistered shares of Post common stock. At the time of distribution Ralcorp entered into a series of third party financing arrangements that effectively resulted in the contribution of its net investment in Post in exchange for the aforementioned 6.8 million shares of Post common stock and a $900.0 cash distribution which was funded through the incurrence of long-term debt by Post (see Note 14). Prior to Ralcorp’s contribution of its net investment, the net investment balance decreased due to separation related adjustments in the net amount of $182.8 primarily due to differences between the $900.0 cash distribution to Ralcorp compared to the settlement of intercompany debt of $784.5 and equity investment in partnership of $60.2 that did not transfer to Post in connection with the Spin-Off.
On February 6, 2012, Post common stock began trading on the New York Stock Exchange under the ticker symbol “POST.”
Unless otherwise stated or the context otherwise indicates, all references in this Form 10-K to “Post,” “the Company,” “us,” “our” or “we” mean Post Holdings, Inc. and its consolidated subsidiaries.